OUTSOURCING SOLUTIONS INC.

                                VOTING AGREEMENT
                                ----------------


     THIS VOTING AGREEMENT (this "Agreement") is made as of April 16, 2001, among Outsourcing Solutions Inc., a Delaware corporation (the "Company"), Madison Dearborn Capital Partners III, L.P. (the "Principal Investor"), Gryphon Partners II, L.P. ("GPII") and Gryphon Partners II-A, L.P. ("GPII-A" and
together  with  GPII,   "Gryphon")  (Gryphon  and  the  Principal  Investor  are
collectively referred to herein as the "Investors"). Except as otherwise provided, capitalized terms used herein are defined in paragraph 2 hereof.

     The Company and Gryphon are parties to a Stock Subscription Agreement, dated as of April 3, 2001 (the "Subscription Agreement"), wherein, inter alia, Gryphon is acquiring certain shares of Senior Common Stock. A condition to Gryphon's obligations under the Subscription Agreement is that the Company, the Principal Investor and Gryphon enter into this Agreement for the purpose of setting forth the terms and conditions pursuant to which the Investors shall vote their OSI Shares (as defined below) in favor of certain designees to the Company's Board of Directors.

     Each of the Company, the Principal Investor and Gryphon desire to facilitate the voting arrangements set forth in this Agreement and the sale and purchase of the Senior Common Stock pursuant to the Subscription Agreement, by agreeing to the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1.  Board of Directors.

     (a) From and after the Initial Closing and until the consummation of a Qualified Public Offering, the Principal Investor designates Gryphon as an Authorized Person pursuant to paragraph 1(a)(ii)(B) of the Amended and Restated Stockholders Agreement and, in doing so, authorizes Gryphon to designate one individual (the "Gryphon Director") to be elected to the Board. Gryphon hereby consents to being designated as an Authorized Person under the Amended and Restated Stockholders Agreement and to the obligations related to such designation pursuant to paragraph 3(c) thereof.

     (b) From and after the Initial Closing and until the provisions of this paragraph 1 cease to be effective as provided in paragraph 1(b)(i) and 1(b)(ii) below, as the case may be, each Investor shall vote all of its OSI Shares which are voting shares and any other voting securities of the Company over which it has voting control and shall take all other necessary or desirable actions within its control (whether in its capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings) so that:

          (i) prior to the termination of the provisions set forth in paragraph 1 of the Amended and Restated Stockholders Agreement, the individuals specified in paragraph 1(a)(ii) of the Amended and Restated Stockholders Agreement are elected to the Board; and

          (ii) upon and subsequent to the consummation of a Qualified Public Offering, two Principal Investor Directors and one Gryphon Director are elected to the Board; provided, that Gryphon's voting obligations under this paragraph 1(b)(ii) shall terminate at such time as Principal Investor holds that number of OSI Shares which is less than one-third of the number of OSI Shares held as of the date hereof, and Principal Investor's voting obligations under this paragraph 1(b)(ii) shall terminate at such time as Gryphon holds that number of OSI Shares which is less than 30% of the number of OSI Shares held as of the date hereof.

     (c) Upon any Permitted Transfer (as defined in the Amended and Restated Stockholders Agreement) by an Investor (other than in the case of a Public
Sale), such Investor shall cause any transferee who, immediately after such Permitted Transfer beneficially owns at least 5% of the voting securities of the Company to assume the obligations of such Investor under this paragraph 1 and such transferee shall execute an amendment to this Agreement or joinder or other document reasonably acceptable to the other parties that are not party to such transfer. Each certificate representing any OSI Shares that are subject to this Agreement shall be endorsed by the Company with a legend reading substantially as follows:

     "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE ISSUER)."

     2.  Definitions.

     "Affiliate" of an Investor means any other Person, directly or indirectly controlling, controlled by or under common control with such Investor and any partner of an Investor which is a partnership and any officer, director or managing member of any Investor which is a corporation or other entity.

     "Amended and Restated Stockholders Agreement" means that certain Amended and Restated Stockholders Agreement dated as of the date hereof among the Company, the Principal Investor, Gryphon and certain other holders of OSI Shares, as may be amended or supplemented from time to time.

     "Common Stock" means collectively the Senior Common Stock, Voting Common Stock, par value $0.01 per share and Nonvoting Common Stock, par value $0.01 per share.

     "OSI Shares" means (i) any Common Stock, (ii) any Common Stock issued or issuable directly or indirectly upon exercise of Warrants or Options and (iii) any Common Stock issued or issuable with respect to the securities referred to in clauses (i) and (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular OSI Shares, such shares shall cease to be OSI Shares when they have been disposed of in a Public Sale.

     "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Principal Investor Director" means any individual designated by the Principal Investor pursuant to paragraph 1(a)(ii)(B) of the Amended and Restated Stockholders Agreement.

     "Public Sale" means any sale of OSI Shares to the public pursuant to an offering registered under the Securities Act or, following a public offering of any class of Common Stock of the Company registered under the Securities Act, to the public pursuant to the provisions of Rule 144, or any successor provision thereto, adopted under the Securities Act.

     "Qualified Public Offering" means the issuance and sale by the Company in an underwritten public offering registered under the Securities Act of shares of the Company's Common Stock having an aggregate offering value of at least $50 million.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Senior Common Stock" means the Company's Senior Common Stock, par value $0.01 per share.

     3. Amendment and Waiver. No modification, amendment or waiver of any provision of this Agreement shall be effective against the Company, the Principal Investor or Gryphon unless, in the case of a modification or amendment, such modification or amendment is approved in writing by each of the Company, the Principal Investor and Gryphon and, in the case of a waiver, such waiver is approved in writing by the Company, the Principal Investor or Gryphon, as the case may be.

     4. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     5. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement and the other agreements executed contemporaneously with this Agreement embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     6. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company, the Principal Investor and Gryphon and their respective successors, so long as, in the case of the Principal Investor, the Principal Investor holds that number of OSI Shares which is no less than one-third of the number of OSI Shares held as of the date hereof, and, in the case of Gryphon, Gryphon holds that number of OSI Shares which is no less than 30% of the number of OSI Shares held as of the date hereof; provided that the rights of Gryphon under paragraph 1 hereof may not be assigned without the prior written approval of the Principal Investor, other than to an Affiliate of Gryphon.

     7. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     8. Remedies. The Company and the Investors shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and either Investor may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     9. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed by first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company, the Principal Investor and Gryphon at the addresses set forth below and to any subsequent holder of OSI Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, three business days after deposit in the U.S. mail and one business day after deposit with a reputable overnight courier service.

     if to the Company:

                   Outsourcing Solutions Inc.
                   390 South Woods Mill Road, Suite 350
                   Chesterfield, MO 63017
                   Attention:    Eric R. Fencl


     with a copy to:

                   Madison Dearborn Capital Partners, III, L.P.
                   Suite 3800
                   Three First National Plaza
                   Chicago, IL 60602
                   Attention:    Timothy M. Hurd


                   Kirkland & Ellis
                   200 E. Randolph
                   Chicago, IL 60601
                   Attention:    Michael H. Kerr, P.C.
                                 Richard W. Porter


     if to the Principal Investor:

                   Madison Dearborn Capital Partners, III, L.P.
                   Suite 3800
                   Three First National Plaza
                   Chicago, IL 60602
                   Attention:    Timothy M. Hurd


     with a copy to:

                   Kirkland & Ellis
                   200 E. Randolph
                   Chicago, IL 60601
                   Attention:    Michael H. Kerr, P.C.
                                 Richard W. Porter


     if to the Gryphon:

                   Gryphon Partners II, L.P.
                   One Embarcadero Center, Suite 2750
                   San Francisco, CA 94111
                   Attention:    Patrick Haiz


     with a copy to:

                   Latham & Watkins
                   505 Montgomery Street, Suite 1900
                   San Francisco, CA 94111
                   Attention:    Scott Haber

     10. Governing Law. All issues and questions concerning the relative rights of the Company and its stockholders and all other issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

     11. Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief-executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

     12. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     13. Covenants of the Company. The Company agrees to use its reasonable best efforts to ensure that the rights granted hereunder are effective and that the parties hereto enjoy the benefits thereof. Such actions include, without limitation, the use of the Company's reasonable best efforts to cause the nomination and election of the directors as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist, to the extent possible, in the carrying out of all of the provisions of this Agreement and in the taking of all such reasonable actions as may be necessary or appropriate in order to protect the rights of the parties hereunder against impairment.

     14. Execution by the Company. The Company, by its execution in the space provided below, agrees that it will cause the certificates evidencing the shares of Common Stock to bear the legend required by Section 1(c) herein, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office. The parties hereto agree that the failure to cause the certificates evidencing the shares of Common Stock to bear the legend required by Section 1(c) herein and/or failure of the Company to supply, free of charge, a copy of this Agreement as provided under this Section 5 shall not affect the validity or enforcement of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of the date first written above.



                           OUTSOURCING SOLUTIONS INC.

                                 By:    /s/ Timothy G. Beffa
                                        -------------------------------------
                                 Its:   President and Chief Executive Officer
                                        -------------------------------------



                           MADISON DEARBORN CAPITAL PARTNERS III, L.P.

                           By:   Madison Dearborn Partners III, L.P.
                           Its:  General Partners

                                 By:    Madison Dearborn Partners, Inc.
                                 Its:   General Partner

                                 By:    /s/ Paul R. Wood
                                        -------------------------------------
                                 Its:   Managing Director
                                        -------------------------------------



                           GRYPHON PARTNERS II, L.P.,
                           a Delaware limited partnership

                           By:   Gryphon GenPar II, LLC
                           Its:  General Partner

                                 By:    /s/ R. David Andrews
                                        -------------------------------------
                                 Name:  R. David Andrews
                                 Title: President



                           GRYPHON PARTNERS II-A, L.P.,
                           a Delaware limited partnership

                           By:   Gryphon GenPar II, LLC
                           Its:  General Partner

                                 By:    /s/ R. David Andrews
                                        -------------------------------------
                                 Name:  R. David Andrews
                                 Title: President